Exhibit 99.1

Compass Diversified Reports Second Quarter 2025 Financial Results

Westport, Conn., December 29, 2025 – Compass Diversified (NYSE: CODI) (“CODI” or the “Company”), an owner of leading middle market businesses, announced today its consolidated operating results for the three months ended June 30, 2025 and filed its Quarterly Report on Form 10-Q for the period. The Company expects to file its Quarterly Report on Form 10-Q for the third quarter of 2025 in the coming weeks.
“We continue to make meaningful progress toward bringing our financial reporting up to date,” said Elias Sabo, Chief Executive Officer of Compass Diversified. “While this work is ongoing, our priorities remain unchanged: delivering strong operating performance across our eight subsidiaries and maintaining a disciplined approach to capital allocation as we focus on generating long-term value for our shareholders.”
2025 Outlook (Reiterated)
CODI reiterates its expectation for full-year 2025 subsidiary Adjusted EBITDA of $330 million to $360 million, excluding Lugano Holding, Inc.
Note Regarding Use of Non-GAAP Financial Measures
Adjusted EBITDA and Adjusted Earnings (Loss) are non-GAAP measures used by the Company to assess its performance. We have reconciled Adjusted EBITDA to Income (Loss) from Continuing Operations and Adjusted Earnings (Loss) to Net Income (Loss) on the attached schedules. We consider Income (Loss) from Continuing Operations to be the most directly comparable GAAP financial measure to Adjusted EBITDA and Net Income (Loss) to be the most directly comparable GAAP financial measure to Adjusted Earnings (Loss). We believe that Adjusted EBITDA and Adjusted Earnings (Loss) provides useful information to investors and reflect important financial measures as each excludes the effects of items which reflect the impact of long-term investment decisions, rather than the performance of near-term operations. When compared to Net Income (Loss) and Income (Loss) from Continuing Operations, Adjusted Earnings (Loss) and Adjusted EBITDA, respectively, are each limited in that they do not reflect the periodic costs of certain capital assets used in generating revenues of our businesses or the non-cash charges associated with impairments, as well as certain cash charges. The presentation of Adjusted EBITDA allows investors to view the performance of our businesses in a manner similar to the methods used by us and the management of our businesses, provides additional insight into our operating results and provides a measure for evaluating targeted businesses for acquisition. The presentation of Adjusted Earnings (Loss) provides insight into our operating results.
Pro forma net sales is defined as net sales including the historical net sales relating to the pre-acquisition periods of The Honey Pot Co., assuming that the Company acquired The Honey Pot Co. on January 1, 2024. We have reconciled pro forma net sales to net sales, the most directly comparable GAAP financial measure, on the attached schedules. We believe that pro forma net sales is useful information for investors as it provides a better understanding of sales performance, and relative changes thereto, on a comparable basis. Pro forma net sales is not necessarily indicative of what the actual results would have been if the acquisition had in fact occurred on the date or for the periods indicated nor does it purport to project net sales for any future periods or as of any date.

In reliance on the unreasonable efforts exception provided under Item 10(e)(1)(i)(B) of Regulation S-K, we have not reconciled 2025 Subsidiary Adjusted EBITDA to its comparable GAAP measure because we do not provide guidance on Net Income (Loss) from Continuing Operations or the applicable reconciling items as a result of the uncertainty regarding, and the potential variability of, these items. For the same reasons, we are unable to address the probable significance of the unavailable information, which could be material to future results.
Adjusted EBITDA, Adjusted Earnings and pro forma net sales are not meant to be a substitute for GAAP measures and may be different from or otherwise inconsistent with non-GAAP financial measures used by other companies.
Forward Looking Statements
This press release contains forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended, including without limitation, CODI’s expectations with respect to the timing of its delinquent financial statements, CODI’s expectations regarding its future performance, liquidity and leverage, the future performance of CODI’s subsidiaries, and the filing or delay of CODI’s periodic reports. Such forward-looking statements may be identified by, among other things, the use of forward-looking terminology such as “believe,” “expect,” “may,” “could,” “would,” “plan,” “intend,” “estimate,” “predict,” “future,” “potential,” “continue,” “should” or “anticipate” or the negative thereof or other variations thereon or comparable terminology, or by discussions of strategy that involve risks and uncertainties. These statements are based on beliefs and assumptions by CODI’s Board of Directors and management, and on information currently available to CODI’s Board of Directors and management. These statements involve risk and uncertainties that could cause actual results and outcomes to differ, perhaps materially, including but not limited to: changes in the economy, financial markets and political environment, including changes in inflation, interest rates and U.S. tariff and import/export regulations; risks associated with possible disruption in CODI’s operations or the economy generally due to terrorism, war, natural disasters, or social, civil or political unrest; future changes in laws or regulations (including the interpretation of these laws and regulations by regulatory authorities); environmental risks affecting the business or operations of our subsidiaries; disruption in the global supply chain, labor shortages and labor costs; our business prospects and the prospects of our subsidiaries; the impact of, and ability to successfully complete and integrate, acquisitions that we have made or may make; the ability to successfully complete when we’ve executed divestitures agreements; the dependence of our future success on the general economy and its impact on the industries in which we operate; the ability of our subsidiaries to achieve their objectives; the adequacy of our cash resources and working capital; the timing of cash flows, if any, from the operations of our subsidiaries; CODI’s ability to regain compliance with NYSE continued listing requirements; the cooperation of, and future concessions granted by, CODI’s lenders; control deficiencies identified or that may be identified in the future that will result in material weaknesses in CODI’s internal control over financial reporting; and litigation relating to the Lugano Holding, Inc. (“Lugano”) investigation, including CODI’s representations regarding its financial statements, and current and future litigation, enforcement actions or investigations relating to CODI’s internal controls, restatement reviews, the Lugano investigation or related matters. Please see CODI’s Amendment No. 1 to Annual Report on Form 10-K/A for the year ended December 31, 2024 filed with the SEC on December 8, 2025 for other risk factors that you should consider in connection with such forward-looking statements. Investors are cautioned not to place undue reliance on forward-looking statements, which speak only as of the date such statements have been made. Except as required by law, CODI does not undertake any public obligation to update any forward-looking statements to reflect events, circumstances, or new information after the date of this press release, or to reflect the occurrence of unanticipated events.
Investor Relations
Compass Diversified
irinquiry@compassdiversified.com

Compass Diversified Holdings
Condensed Consolidated Balance Sheets

	June 30, 2025	December 31, 2024
(in thousands)	(Unaudited)	(As Restated)
Assets
Current assets
Cash and cash equivalents	$73,757	$59,659
Accounts receivable, net	216,378	207,172
Inventories, net	605,480	571,248
Prepaid expenses and other current assets	134,004	126,692
Total current assets	1,029,619	964,771
Property, plant and equipment, net	216,587	244,746
Goodwill	895,420	895,916
Intangible assets, net	938,685	983,396
Other non-current assets	194,279	208,593
Total assets	$3,274,590	$3,297,422

Liabilities and stockholders’ equity
Current liabilities
Accounts payable and accrued expenses	$428,640	$421,715
Due to related party	18,204	18,036
Current portion, long-term debt	1,857,036	1,774,290
Subsidiary financing arrangements	183,959	169,765
Other current liabilities	51,144	49,617
Total current liabilities	2,538,983	2,433,423
Deferred income taxes	111,840	108,091
Long-term debt	—	—
Other non-current liabilities	213,037	225,334
Total liabilities	2,863,860	2,766,848
Stockholders' equity
Total stockholders' equity attributable to Holdings	601,880	678,620
Noncontrolling interest	(191,150)	(148,046)
Total stockholders' equity	410,730	530,574
Total liabilities and stockholders’ equity	$3,274,590	$3,297,422

Compass Diversified Holdings
Consolidated Statements of Operations
(Unaudited)

	Three Months Ended June 30,		Six Months Ended June 30,
	2025	2024	2025	2024
(in thousands, except per share data)		(As Restated)		(As Restated)
Net sales	$478,690	$426,705	$932,465	$837,531
Cost of sales	270,149	238,520	527,892	474,394
Gross profit	208,541	188,185	404,573	363,137
Operating expenses:
Selling, general and administrative expense	162,112	137,581	312,489	275,305
Management fees	19,035	18,739	37,898	36,681
Amortization expense	23,117	24,385	46,468	47,596
Impairment expense	31,515	—	31,515	8,182
Operating income (loss)	(27,238)	7,480	(23,797)	(4,627)
Other income (expense):
Interest expense, net	(34,096)	(29,596)	(69,947)	(54,863)
Amortization of debt issuance costs	(971)	(1,004)	(2,096)	(2,009)
Loss on debt modification	(2,827)	—	(2,827)
Gain (loss) on sale of Crosman	—	(24,606)	—	(24,606)
Other income (expense), net	1,713	(40,642)	(11,968)	(88,084)
Net loss from continuing operations before income taxes	(63,419)	(88,368)	(110,635)	(174,189)
Provision for income taxes	17,358	15,593	19,896	18,703
Loss from continuing operations	(80,777)	(103,961)	(130,531)	(192,892)
Income from discontinued operations, net of income tax	—	872	—	1,189
Gain on sale of discontinued operations	2,805	—	2,849	3,345
Net loss	(77,972)	(103,089)	(127,682)	(188,358)
Less: Net loss from continuing operations attributable to noncontrolling interest	(26,755)	(29,802)	(46,472)	(58,558)
Less: Net loss from discontinued operations attributable to noncontrolling interest	—	(235)	—	(571)
Net income (loss) attributable to Holdings	$(51,217)	$(73,052)	$(81,210)	$(129,229)

Amounts attributable to Holdings
Loss from continuing operations	$(54,022)	$(74,159)	$(84,059)	$(134,334)
Income from discontinued operations	—	1,107	—	1,760
Gain on sale of discontinued operations, net of income tax	2,805	—	2,849	3,345
Net loss attributable to Holdings	$(51,217)	$(73,052)	$(81,210)	$(129,229)

Basic income (loss) per common share attributable to Holdings
Continuing operations	$(0.92)	$(1.13)	$(1.43)	$(2.66)
Discontinued operations	0.04	0.01	0.04	0.07
	$(0.88)	$(1.12)	$(1.39)	$(2.59)

Basic weighted average number of common shares outstanding	75,236	75,389	75,236	75,332

Cash distributions declared per Trust common share	$0.25	$0.25	$0.50	$0.50

Compass Diversified Holdings
Net Income (Loss) to Non-GAAP Adjusted Earnings and Non-GAAP Adjusted EBITDA
(Unaudited)

	Three Months Ended June 30,		Six Months Ended June 30,
(in thousands, except per share amounts)	2025	2024	2025	2024
		(As Restated)		(As Restated)
Net loss	$(77,972)	$(103,089)	$(127,682)	$(188,358)
Income from discontinued operations, net of tax	—	872	—	1,189
Gain on sale of discontinued operations, net of tax	2,805	—	2,849	3,345
Net loss from continuing operations	$(80,777)	$(103,961)	$(130,531)	$(192,892)
Less: loss from continuing operations attributable to noncontrolling interest	(26,755)	(29,802)	(46,472)	(58,558)
Net loss attributable to Holdings - continuing operations	$(54,022)	$(74,159)	$(84,059)	$(134,334)
Adjustments:
Distributions paid - preferred shares	(9,714)	(6,101)	(18,148)	(12,146)
Amortization expense - intangibles and inventory step up	23,117	25,406	46,468	51,285
Impairment expense	31,515	—	31,515	8,182
(Gain) loss on sale of Crosman	—	24,606	—	24,606
Tax effect - loss on sale of Crosman	—	7,254	—	7,254
Stock compensation	4,189	3,680	8,201	7,751
Acquisition expenses	—	—	—	3,479
Integration services fee	—	875	875	875
Other	3,881	130	5,427	402
Adjusted Earnings	$(1,034)	$(18,309)	$(9,721)	$(42,646)
Plus (less):
Depreciation expense	11,062	10,337	23,363	21,071
Income tax provision	17,358	15,593	19,896	18,703
Interest expense	34,096	29,596	69,947	54,863
Amortization of debt issuance costs	971	1,004	2,096	2,009
Loss on debt modification	2,827	—	2,827	—
Tax effect - loss on sale of Crosman		(7,254)	—	(7,254)
Income from continuing operations attributable to noncontrolling interest	(26,755)	(29,802)	(46,472)	(58,558)
Distributions paid - preferred shares	9,714	6,101	18,148	12,146
Other (income) expense	(1,714)	40,642	11,968	88,084
Adjusted EBITDA	$46,525	$47,908	$92,052	$88,418

Compass Diversified Holdings
Net Income (Loss) from Continuing Operations to Non-GAAP Consolidated Adjusted EBITDA Reconciliation
Three Months Ended June 30, 2025
(Unaudited)

	Corporate	5.11	BOA	Lugano	PrimaLoft	THP	Velocity Outdoor	Altor	Arnold	Sterno	Consolidated
Income (loss) from continuing operations	$(19,259)	$4,858	$9,014	$(68,808)	$261	$835	$(2,564)	$1,434	$(13,335)	$6,787	$(80,777)
Adjusted for:
Provision (benefit) for income taxes	—	1,318	1,057	1	534	351	69	629	11,198	2,201	17,358
Interest expense, net	27,083	(3)	(1)	6,887	(6)	(5)	(12)	—	153	—	34,096
Intercompany interest	(41,043)	3,747	3,736	16,430	4,014	2,422	1,675	4,699	2,119	2,201	—
Depreciation and amortization	(106)	5,531	5,248	1,475	5,339	4,159	1,368	5,923	2,703	3,510	35,150
EBITDA	(30,498)	15,451	19,054	(44,015)	10,142	7,762	536	12,685	2,838	14,699	8,654
Other (income) expense	(3)	(242)	42	(1,786)	11	42	(83)	375	23	(93)	(1,714)
Noncontrolling shareholder compensation	—	622	1,368	626	619	419	17	242	4	272	4,189
Impairment expense	—			31,515							31,515
Other (1)	—							2,492	1,295	94	3,881
Adjusted EBITDA	$(30,501)	$15,831	$20,464	$(13,660)	$10,772	$8,223	$470	$15,794	$4,160	$14,972	$46,525

(1) Other represents non-recurring operating expenses that are included by management in the calculation of Adjusted EBITDA when analyzing monthly operating results of our subsidiaries. In the current year, the calculation of Adjusted EBITDA for Arnold includes the add-back of certain expenses that have been incurred related to the relocation of two of Arnold's facilities in the United States and severance costs related to chief executive officer at Arnold. For Altor, other includes the add-back of certain expenses incurred related to restructuring of their facilities after the acquisition of Lifoam.

Compass Diversified Holdings
Net Income (Loss) from Continuing Operations to Non-GAAP Consolidated Adjusted EBITDA Reconciliation
Three Months Ended June 30, 2024
(Unaudited)

	Corporate	5.11	BOA	Lugano	PrimaLoft	THP	Velocity Outdoor	Altor	Arnold	Sterno	Consolidated
				(As Restated)							(As Restated)
Income (loss) from continuing operations	$(9,340)	$5,457	$8,995	$(74,582)	$325	$(4,114)	$(39,226)	$2,701	$2,258	$3,565	$(103,961)
Adjusted for:
Provision (benefit) for income taxes	—	1,807	1,929	387	664	(1,402)	8,717	1,098	1,190	1,202	15,592
Interest expense, net	26,448	2	(9)	3,035	(3)	(3)	10	—	116	—	29,596
Intercompany interest	(38,772)	3,254	5,299	13,579	4,430	2,924	2,364	1,868	1,797	3,257	—
Depreciation and amortization	203	5,708	5,411	1,290	5,323	5,507	2,006	4,085	2,261	4,955	36,749
EBITDA	(21,461)	16,228	21,625	(56,291)	10,739	2,912	(26,129)	9,752	7,622	12,979	(22,024)
Other (income) expense	502	108	57	39,197	3	(13)	26,195	(572)	(61)	(168)	65,248
Noncontrolling shareholder compensation	—	552	1,419	699	315	472	176	252	5	(210)	3,680
Integration services fee	—					875					875
Other	(2)					—				131	129
Adjusted EBITDA	$(20,961)	$16,888	$23,101	$(16,395)	$11,057	$4,246	$242	$9,432	$7,566	$12,732	$47,908

Compass Diversified Holdings
Net Income (Loss) from Continuing Operations to Non-GAAP Consolidated Adjusted EBITDA Reconciliation
Six Months Ended June 30, 2025
(Unaudited)

	Corporate	5.11	BOA	Lugano	PrimaLoft	THP	Velocity Outdoor	Altor	Arnold	Sterno	Consolidated
Income (loss) from continuing operations	$(28,023)	$8,764	$17,257	$(120,442)	$(176)	$2,589	$(6,731)	$1,206	$(14,941)	$9,966	$(130,531)
Adjusted for:
Provision (benefit) for income taxes	—	2,462	2,223	(255)	928	770	113	642	9,815	3,198	19,896
Interest expense, net	53,926	(2)	(2)	15,762	(13)	(7)	(13)	—	296	—	69,947
Intercompany interest	(80,936)	7,091	7,720	31,805	8,143	5,024	3,096	9,553	4,034	4,470	—
Depreciation and amortization	(32)	11,303	10,496	3,068	10,654	8,319	2,737	13,115	5,281	6,986	71,927
EBITDA	(52,238)	29,618	37,694	(70,062)	19,536	16,695	(798)	24,516	4,485	24,620	34,066
Other (income) expense	12	(137)	105	11,729	12	39	(210)	590	21	(193)	11,968
Non-controlling shareholder compensation	—	1,167	2,714	1,542	1,168	444	122	487	8	549	8,201
Impairment expense	—	—	—	31,515	—	—	—	—	—	—	31,515
Acquisition expenses	—	—	—	—	—	—	—	—	—	—	—
Integration services fee	—	—	—	—	—	875	—	—	—	—	875
Other (1)	—	—	—	—	—	—	—	3,054	2,210	163	5,427
Adjusted EBITDA	$(52,226)	$30,648	$40,513	$(25,276)	$20,716	$18,053	$(886)	$28,647	$6,724	$25,139	$92,052

(1) Other represents non-recurring operating expenses that are included by management in the calculation of Adjusted EBITDA when analyzing monthly operating results of our subsidiaries. In the current year, the calculation of Adjusted EBITDA for Arnold includes the add-back of certain expenses that have been incurred related to the relocation of two of Arnold's facilities in the United States and severance costs related to chief executive officer at Arnold. For Altor, other includes the add-back of certain expenses incurred related to restructuring of their facilities after the acquisition of Lifoam.

Compass Diversified Holdings
Net Income (Loss) from Continuing Operations to Non-GAAP Consolidated Adjusted EBITDA Reconciliation
Six Months Ended June 30, 2024
(Unaudited)

	Corporate	5.11	BOA	Lugano	PrimaLoft	THP	Velocity Outdoor	Altor	Arnold	Sterno	Consolidated
				(As Restated)							(As Restated)
Income (loss) from continuing operations	$(16,734)	$8,857	$12,346	$(145,430)	$(988)	$(7,604)	$(55,199)	$3,394	$3,909	$4,557	$(192,892)
Adjusted for:
Provision (benefit) for income taxes	—	3,010	2,469	545	584	(2,569)	9,297	1,726	1,986	1,655	18,703
Interest expense, net	50,041	(1)	(12)	4,730	(5)	(25)	54	—	81	—	54,863
Intercompany interest	(76,587)	6,780	10,791	25,337	9,046	4,920	5,582	3,877	3,497	6,757	—
Depreciation and amortization	484	11,581	10,849	2,400	10,650	10,645	5,282	8,170	4,414	9,890	74,365
EBITDA	(42,796)	30,227	36,443	(112,418)	19,287	5,367	(34,984)	17,167	13,887	22,859	(44,961)
Other (income) expense	463	74	132	83,836	3	(30)	25,898	2,664	(9)	(341)	112,690
Non-controlling shareholder compensation	—	1,086	2,848	1,203	995	617	370	504	9	119	7,751
Impairment expense	—	—	—	—	—		8,182	—	—	—	8,182
Acquisition expenses	—	—	—	—	—	3,479	—	—	—	—	3,479
Integration services fee	—	—	—	—	—	875	—	—	—	—	875
Other	(3)	—	—	—	—	90	—	—	—	315	402
Adjusted EBITDA	$(42,336)	$31,387	$39,423	$(27,379)	$20,285	$10,398	$(534)	$20,335	$13,887	$22,952	$88,418

Compass Diversified Holdings
Net Sales to Pro Forma Net Sales Reconciliation
(unaudited)

	Three Months Ended June 30,		Six Months Ended June 30,
(in thousands)	2025	2024	2025	2024
		(As Restated)		(As Restated)
Net Sales	$478,690	$426,705	$932,465	$837,531
Acquisitions (1)	—	—	—	10,671
Pro Forma Net Sales	$478,690	$426,705	$932,465	$848,202
(1) Acquisitions reflects the net sales for The Honey Pot Co. on a pro forma basis as if the Company had acquired The Honey Pot Co. on January 1, 2024.

Compass Diversified Holdings
Subsidiary Pro Forma Net Sales
(unaudited)

	Three Months Ended June 30,		Six Months Ended June 30,
	2025	2024	2025	2024
(in thousands)		(As Restated)		(As Restated)
Branded Consumer
5.11	$131,442	$123,201	$260,812	$248,175
BOA	48,369	54,160	97,246	97,063
Lugano	26,771	12,025	53,616	22,818
PrimaLoft	24,855	25,291	48,500	47,832
The Honey Pot (1)	32,798	24,182	68,989	55,018
Velocity Outdoor	15,213	18,711	28,414	48,610
Total Branded Consumer	$279,448	$257,570	$557,577	$519,516

Niche Industrial
Altor Solutions	$83,305	52,213	$159,562	$105,617
Arnold Magnetics	38,432	43,155	72,440	84,442
Sterno	77,505	73,767	142,886	138,627
Total Niche Industrial	$199,242	$169,135	$374,888	$328,686

Total Subsidiary Net Sales	$478,690	$426,705	$932,465	$848,202
(1) Net sales for The Honey Pot Co. are pro forma as if the Company had acquired this business on January 1, 2024.